Exhibit 99.1

Company Overview Q2 2009

Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the future financial and operational performance of the Company. These statements are not guarantees of future performance. These forward-looking statements are based on management's expectations as of September 11, 2009, and assumptions which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The use of words such as "forecast," "opportunity," "intends" and "expects," among others, generally identifies forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income, earnings per share and other measures of results of operations and the prospects for future growth of Expedia, Inc.'s business. Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: continued or prolonged adverse economic conditions leading to decreased consumer and business spending; changes in our relationships and contractual agreements with travel suppliers or global distribution system partners; adverse changes in senior management; the rate of growth of online travel; our inability to recognize the benefits of our investment in technologies; changes in the competitive environment, the e-commerce industry and broadband access and our ability to respond to such changes; declines or disruptions in the travel industry (including those caused by adverse weather, bankruptcies, health risks, war and/or terrorism); the rate of online migration in the various geographies and markets in which Expedia, Inc. operates, including Eastern Europe and Asia; fluctuations in foreign exchange rates; risks related to our long term indebtedness, including the ability to access funds as and when needed; changing laws, rules and regulations and legal uncertainties relating to our business; Expedia, Inc.'s ability to expand successfully in international markets; possible charges resulting from, among other events, platform migration; failure to realize cost efficiencies; the successful completion of any future corporate transactions or acquisitions; and the integration of current and acquired businesses; and other risks detailed in Expedia, Inc.'s public filings with the SEC, including Expedia, Inc.'s annual report on Form 10-K for the year ended December 31, 2008, and subsequent quarterly reports on Form 10-Q. Except as required by law, Expedia, Inc. undertakes no obligation to update any forward-looking or other statements in this presentation, whether as a result of new information, future events or otherwise. Reconciliations of non-GAAP measures included in this presentation to the most comparable GAAP measures are included in Appendix B.

Global Opportunity Sources: U.S. Online Travel Overview 8th Edition Update: 2009 - 2010 (April 2009); U.S. Corporate Travel Distribution 4th Edition (July 2009); European Online Travel Overview 4th Edition Electronic Market Data Sheet (January 2009); European figures assume Euro/USD exchange rate in each period of $1.40; APAC data - PhoCusWright Asia Pacific Online Travel Overview - Third Edition, August 2009 & EyeForTravel APAC Overview April 2007. APAC data excludes managed travel. Sizeable markets Rapid online growth Penetration tailwind 2006 2007 2008 (E) 2009 (E) 2010 (E) OTA 0.42 0.4 0.39 0.39 0.39 OTA Share of Online Bookings OTA share stabilizing CAGR 2006 2007 2008 2009 (E) 2010 (E) 06 - 10 Travel Market Size: U.S. 251 264 271 241 236 -2% Europe 314 332 344 354 367 4% APAC 238 244 215 202 212 -3% 3 Region Total 803 840 830 797 815 0% Online Bookings: U.S. 123 138 137 135 139 3% Europe 73 91 112 132 156 21% APAC 21 26 31 36 44 20% 3 Region Online 217 255 280 303 339 12% Europe & APAC 94 117 143 168 200 21% Online Penetration: U.S. 49% 52% 51% 56% 59% Europe 23% 27% 33% 37% 43% APAC 9% 11% 14% 18% 21% 3 Region Online Pen. 27% 30% 34% 38% 42% Figures in $billions

World's Largest and Most Intelligent Travel Marketplace Suppliers Customers Hotels Airlines Car rental companies Cruise lines Global distribution system (GDS) partners Advertisers Leisure travelers Corporate travelers Travel service providers ("white label") Offline retail travel agents Secure superior quality supply & maintain price competitiveness Intelligently match supply & demand Empower and inspire travelers to find and build the right trip Enable suppliers to reach travelers in a unique & value-additive way Aggressively expand our global presence & demand footprint Achieve excellence in technology, people and processes to make quality, consistency and efficiency the foundation of our marketplace Travel products Travel info Technology

Expedia - the Travel Sector Leader 1Sources: comScore MediaMetrix, July, 2009 & company data; 2 See Appendix B for reconciliation of non-GAAP to GAAP numbers. Adjusted EBITDA is calculated as operating income plus depreciation, restructuring charges, intangibles amortization, stock-based compensation, any impairments, and certain legal reserves and occupancy tax charges. Adj. EBITDA includes gains/(losses) from revenue hedges. Global presence & portfolio of category leading brands

Largest Worldwide Audience Source: comScore MediaMetrix, July 2009 1 Denotes Expedia's percentage difference over next largest competitor U.S. Worldwide Millions Millions UV's Expedia 27.572 Orbitz 12.81 Travelocity 9.878 Priceline 12.242 Yahoo 10.167 UV's Expedia 67.218 Orbitz 18.897 Priceline 31.931 Yahoo 22.164 Travelocity 23.336 Min Spent Online Page Views Expedia 740 1221 Orbitz 189 300 Priceline 337 465 Yahoo 125 217 Travelocity 154 348 +201%1 +182%1 +111%1 +120%1 +163%1 +115%1 Orbitz Yahoo Travel Priceline Travelocity

Expedia's Virtuous Cycle Growth / Scale More travelers Compelling supplier & advertising channel Better supplier economics Cash flow to improve traveler experience 7 User-generated content Scale drives opportunity to enhance supplier & traveler value propositions, reward stakeholders More ad revenue

Revenue by Product & Geography Product Categories (TTM 6.30.09) Geographic Segments (TTM 6.30.09) Hotel 0.63 Air 0.12 Advertising 0.1 Car Rental 0.15 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Hotel 63% Revenue Air 12% * Hotel & Advertising - key revenue & profitability drivers * Europe & other international markets benefit from earlier stage online penetration * Significant international growth anticipated, with a target of 50+% of total revenue from international US 0.65 Europe 0.35 Other 0.27 Priceline 0.09 Other 0.04 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Domestic 66% Revenue International 34% Advertising & Media 10% Car, Cruise & Other 15% Business mix shifting to hotel & advertising, increasingly global

Product Category - Hotel Business Overview Merchant Model Hotels (Supplier) Travelers Revenues to Expedia: Spread between the discounted rate provided by suppliers and sales price paid by travelers Service fees from travelers Other: Cash received on booking, revenue recognized at stay Revenue margin higher than the agency model Merchant hotel Expedia merchant of record with no inventory risk Expedia receives cash upfront from travelers, pays hoteliers several weeks later Some control over pricing, higher margins & ability to package opaquely with other products Typically 1 - 2 year contracts with major chain lodging properties Consultative account management brings industry leading intelligence to hoteliers Agency hotel is small but growing in importance w/ acquisition of Venere & introduction of Expedia Easy Manage Reduced E.com service fees beginning Apr-09

Product Category - Advertising & Media Ad & Media Brand Portfolio Business Overview Two primary businesses - TripAdvisor Media Network (leading global collection of user-generated content sites) Expedia Media Solutions (monetizing global Expedia, Hotels & Hotwire sites beyond transactions) TTM 6.30.09 revenue of nearly $300mm TripAdvisor Reviews and Opinions - Robust Growth TripAdvisor Reviews & Opinions (mm) Offer advertisers targeted audiences CPC & CPM based ad models TripAdvisor utilizes industry-leading SEM & SEO capabilities Robust user-generated content and selection draws in users Oct 02 0.1 Oct 03 0.202 Oct 04 0.66 Oct 05 2.9 Jun 06 5 Jun 07 10 May08 15 Oct08 20 Jul09 25 Growth in Quarterly Net Advertising Revenues1 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2Q07 44 3Q07 51 4Q07 51 1Q08 64 2Q08 74 3Q08 79 4Q08 65 Q109 73 Q209 78 1 Growth due in part to acquisitions Revenue Drivers

Product Category - Air Business Overview Air revenue < 15% of Expedia's worldwide annual revenue - ~90% of airplane tickets sold over Expedia's online properties are agency transactions, in which Expedia acts as agent on behalf of a supplier and collects a commission - Customer pays supplier directly, Expedia collects its remuneration after travel - Lower revenue margin v. hotel transactions OTAs in the U.S. eliminated most consumer booking fees for air tickets in spring 2009, resulting in reduced air revenue and unit share shift from offline & supplier direct Agency Model / Illustrative Transaction Airlines (Supplier) GDS Travelers Revenue to Expedia: Portion of GDS fee Commission from suppliers Booking fees (some sites) Other: Supplier is merchant of record Expedia bears no inventory risk Revenue recognized on booking & cash received within weeks Agency model is used in other product categories, including hotel Multi-GDS strategy No online booking fees on E.com air tickets

Stable Supplier Relationships & Economics Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1Q07 0.1268 2Q07 0.1261 3Q07 0.127 4Q07 0.12647 1Q08 0.1258 2Q08 0.1246 3Q08 0.1247 4Q08 0.1248 1Q09 0.1259 2Q09 0.1264 Strong, stable revenue margin driven by: Long-term agreements with airlines and GDS providers Growth in merchant hotel mix offsets fee cut activity Better hotel relationships through PSG investment Trended Revenue Margin, excluding ad & media revenue (TTM) Stabilized revenue margins indicate healthy supplier relationships

YTD 2009 Results Figures in $mm unless otherwise noted Unit Acceleration & Share Gains - Q209 room night growth of 26% v. 13% Q109; Q2 US room demand off (8%) per Smith Travel Air ticket growth improved to +13% in Q209 v. (4%) Q109; Global RPMs off (7%) Q209 Q208 y/y 1H09 1H08 y/y Transactions (mm) 15.3 13.0 18% 28.8 25.6 13% Gross Bookings 5,623 5,933 (5%) 10,849 11,836 (8%) Revenue 770 795 (3%) 1,405 1,483 (5%) Cost of Revenue * 148 169 (12%) 291 321 (9%) Selling & Marketing * 269 298 (10%) 501 582 (14%) Tech & Content * 74 68 9% 147 135 9% General & Administrative * 61 56 8% 120 115 4% Total Costs & Expenses * 552 591 (7%) 1,059 1,153 (8%) OIBA 1 ** 212 204 4% 342 330 4% OIBA Margin 28% 26% +193bps 24% 22% +210bps Adjusted EBITDA 1 *** 237 222 7% 392 365 7% Adj. EBITDA Margin 31% 28% +285bps 28% 25% +323bps Free Cash Flow 1 324 270 20% 802 800 0% * Excludes stock-based compensation. ** OIBA includes gain/(loss) from revenue hedges *** Adjusted EBITDA is calculated as operating income plus depreciation, restructuring charges, intangibles amortization, stock-based compensation, any impairments and certain legal reserves and occupancy tax charges. Adj. EBITDA includes gains/(losses) from revenue hedges. 1 See Appendix B for reconciliation of non-GAAP to GAAP numbers.

Trended Free Cash Flow (TTM) $millions '08 cash flows down due to taxes, slowing merchant hotel & cap ex Over $2B in free cash flow generated in past 4 years '09 cash flows stabilizing due to merchant hotel improvement & cap ex

Efficiently Managing Dilution 10% reduction in share base since Q107 millions of adjusted diluted shares

Capitalization 1 Does not include $48mm of eLong cash invested in time deposits, $6mm Reserve Fund investment or $21mm in restricted cash 2 Total size of facility is $1bn; available capacity reduced by $50mm in outstanding letters of credit; $650mm of revolver was repaid in Q109 3 Based on 291mm diluted shares & 9/9/09 share price $23.53 4 Adjusted EBITDA is calculated as operating income plus depreciation, intangibles expense, restructuring charges, stock-based compensation, any impairments and certain legal reserves and occupancy tax charges. Adjusted EBITDA includes any gains/(losses) from revenue hedges. See Appendix B for reconciliation of non-GAAP to GAAP numbers Source: Company financial reports & forecasts Modest leverage; minimal ($33mm) net debt 2 debt issues with long- term maturities (2018 Notes have 2013 investor put)

Trended Credit Metrics Demonstrated strong credit metrics, consistent with investment grade rating 2005 2006 2007 2008 TTM 6.30.09 Total Debt / Adjusted EBITDA 0.3 0.8 1.5 2.0 1.2 Net Debt / Adjusted EBITDA N / A N / A 0.6 1.1 0.0 Adj. EBITDA / Interest Expense N / A 37.5 13.8 10.8 9.4 Free Cash Flow / Int. Expense N / A 30.4 11.8 5.0 4.2

Rating Agency Snapshot S&P (Analyst: Andy Liu) BB / Credit Watch Positive September 3 & April 17, 2009 Summaries: "lease-adjusted EBITDA coverage of interest and lease-adjusted total debt to EBITDA were 9.2x and 2.2x respectively. Although these credit measures are better than those of typical 'BB' rated companies, Expedia's financial risks are higher than those of its similarly rated peers." "The CreditWatch placement reflects Expedia's good credit metrics and a shift toward a more conservative financial policy. Despite the global recession and its impact on travel demand, online travel agencies such as Expedia....have done relatively well." Moody's (Analyst: Stephen Sohn) Ba2 / Stable / SGL-1 Nov 26, 2008 Credit Opinion: "The company's financial leverage, as measured by debt to EBITDA, of 1.6x adjusted for leases, is similar to business services peers rated in the Aa category." "The stable outlook reflects the company's strong operating performance amidst the current economic slowdown in the U.S. While Moody's expects air and hotel bookings to remain under pressure into 2009 as a result of increased airfares (driven by airline capacity reductions) and declining hotel rates, we believe Expedia will still generate free cash flow at levels which would comfortably position the company at the Ba2 rating level. Furthermore, given the current credit climate, we believe that event risk arising from significant acquisition activity and additional shareholder friendly actions will be limited in the near to intermediate term. Accordingly, we expect leverage (debt to EBITDA on a Moody's adjusted basis) to remain well below the 2.5x threshold that could trigger downward rating pressure." Solid execution & adequate liquidity in a challenging environment

Summary Attractive macro tailwind as travel industry shifts online World's #1 online provider of travel-related services Leading traffic, supply, scale, bookings, revenue and cash flow Strong and complementary portfolio of brands and products Critical partner to airlines, hotels and other travel suppliers Leading consumer travel destination sites Countercyclical elements Low exposure to airline industry (<15% of revenue) Inventory availability & pricing improve in downturn Diversified brands, business models and geographic reach Approximately 60% variable / 40% fixed cost base Compelling platforms for travel suppliers, travelers & advertisers Strong business model, execution & credit metrics Substantial free cash flow 1(Q209 TTM: $363mm) Modest leverage (1.2x TTM) Strong coverage (9.4x TTM) High operating margins and modest ongoing capex (< 5% revenue) Proven management 1 See Appendix B for reconciliation of non-GAAP to GAAP numbers

Appendix A

Business Model – income statement (TTM 6.30.09)

	($MM)
Gross bookings	$20,282
Revenue	2,860
Cost of revenue *	606
Selling and marketing *	1,014
General and administrative *	240
Technology and content *	284
"OIBA" (incl. $5mm hedge loss) *	710
OIBA margin	*25%*
Stock-based compensation	61
Amortization of intangibles	51
Occ tax, legal & restructuring	89
Goodwill & Intang. Impairment	2,996
Operating loss (GAAP)	(2,482)

Gross bookings: Customer books travel product or service; total retail value (incl taxes and fees) constitutes "Gross Bookings"

Revenue: Expedia's portion of the gross booking gets recorded as revenue (fees, commissions, etc.) Revenue = 13.4% of TTM bookings.

General and administrative: (1) Personnel costs for support functions - exec leadership, finance, legal, tax & HR. (2) Fees for professional services that include legal, tax and accounting.

Stock-based compensation: Annual awards in Q1

Amortization of intangibles: Amortization of acquisition activity

Cost of revenue:

- Credit Card & Fraud expense
- "Fulfillment" Costs, incl. tickets
- Call Centers (Traveler Service)
- Costs for destination services

Selling and marketing: More than $1 of every $3 in revenue, consisting of advertising & distribution expense, as well as personnel-related costs, including PSG market managers. Distribution channels include portals, search engines and our affiliate programs.

Technology and content: Includes product development expenses such as payroll and related expenses, information technology costs and depreciation of website development costs.

** Excludes stock-based compensation. See Appendix B for reconciliation of non-GAAP with GAAP numbers.*

Source: Company financial reports

expedia inc.

Q2 2009 Company Overview

21

Trended Historical Results y/y growth 2005 2006 2007 2008 2006 2007 2008 Gross Bookings 15,336 16,882 19,632 21,269 10% 16% 8% Revenue 2,119 2,238 2,665 2,937 6% 19% 10% Cost of goods sold & operating expenses * 1,492 1,639 1,996 2,239 10% 22% 12% OIBA 627 599 670 698 (5%) 12% 4% OIBA Margin 30% 27% 25% 24% (283bps) (165bps) (136bps) Adj. EBITDA ** 678 648 729 775 (4%) 13% 6% EBITDA Margin 32% 29% 27% 26% (303bps) (160bps) ( 98bps) Free Cash Flow ** 807 525 625 361 (35%) 19% (42%) Positive top-line growth Expense ramp to support independent public company & technology revamp pressured margins Despite difficult environment, generating substantial OIBA margins Over $2.5B in cumulative OIBA & over $2B in cumulative free cash flow * Excludes stock-based compensation. **Adjusted EBITDA is calculated as operating income plus depreciation, intangibles expense, restructuring charges, stock-based compensation, any impairments and certain legal reserves and occupancy tax charges. Adjusted EBITDA includes any gains/(losses) from revenue hedges. See Appendix B for reconciliation of non-GAAP to GAAP numbers

Appendix B

Tabular Reconciliations For Non-GAAP Data Operating Income Before Amortization 12 Months Ended 6 Months Ended 3 Months Ended 6 Months Ended 3 Months Ended June 30, 2009 June 30, 2009 June 30, 2009 June 30, 2008 June 30, 2008 OIBA $ 710,067 $ 342,203 $ 212,416 $ 329,910 $ 204,055 Amortization of intangible assets (51,096) (18,371) (9,302) (36,711) (18,660) Amortization of non-cash distribution and marketing - - - - - Stock-based compensation (60,779) (32,148) (13,576) (32,660) (14,854) Restructuring charges (14,816) (14,816) (6,098) - - Occupancy tax assessments and legal reserves (74,211) (74,211) (74,211) - - Impairment of goodwill (2,762,100) - - - - Impairment of intangible and other long-lived assets (233,900) - - - - Realized loss on revenue hedges 4,932 4,932 5,413 - - Operating income / (loss) (2,481,903) 207,589 114,642 260,539 170,541 Interest income (expense), net (68,081) (38,362) (19,388) (11,854) (4,269) Other, net (61,427) (26,020) (19,073) (8,771) (5,098) Write-off of long-term investment - - - - - Provision for income taxes 27,340 (61,610) (34,338) (94,916) (65,944) Net (income) loss attributable to noncontrolling interests (801) (1,311) (941) 2,397 859 Net income / (loss) attributable to Expedia, Inc. $ (2,584,872) $ 80,286 $ 40,902 $ 147,395 $ 96,089

Tabular Reconciliations For Non-GAAP Data Operating Income Before Amortization Year Ended Dec. 31, 2005 Year Ended Dec. 31, 2006 Year Ended Dec. 31, 2007 Year Ended Dec. 31, 2008 OIBA $ 627,441 $ 599,018 $ 669,487 $ 697,774 Amortization of intangible assets (126,067) (110,766) (77,569) (69,436) Amortization of non-cash distribution and marketing (12,597) (9,638) - - Stock-based compensation (91,725) (80,285) (62,849) (61,291) Impairment of goodwill - - - (2,762,100) Impairment of intangible and other long-lived assets - (47,000) - (233,900) Operating income / (loss) 397,052 351,329 529,069 (2,428,953) Interest income (expense), net 48,673 14,799 (13,478) (41,573) Other, net (8,428) 18,770 (18,607) (44,178) Write-off of long-term investment (23,426) - - - Provision for income taxes (185,977) (139,451) (203,114) (5,966) Net (income) loss attributable to noncontrolling interests 836 (513) 1,994 2,907 Net income / (loss) attributable to Expedia, Inc. $ 228,730 $ 244,934 $ 295,864 $(2,517,763)

Tabular Reconciliations For Non-GAAP Data Adjusted Earnings Before Interest, Taxes, Depreciation & Amortization 12 Months Ended June 30, 2009 6 Months Ended June 30, 2009 3 Months Ended June 30, 2009 6 Months Ended June 30, 2008 3 Months Ended June 30, 2008 Adjusted EBITDA 800,932 391,632 237,209 365,274 222,352 Depreciation (90,865) (49,429) (24,793) (35,364) (18,297) Amortization of intangible assets (51,096) (18,371) (9,302) (36,711) (18,660) Stock-based compensation (60,779) (32,148) (13,576) (32,660) (14,854) Restructuring charges (14,816) (14,816) (6,098) - - Occupancy tax assessments and legal reserves (74,211) (74,211) (74,211) - - Impairment of goodwill (2,762,100) - - - - Impairment of intangible and other long-lived assets (233,900) - - - - Realized loss on revenue hedges 4,932 4,932 5,413 - - Operating income / (loss) (2,481,903) 207,589 114,642 260,539 170,541 Interest income (expense), net (68,081) (38,362) (19,388) (11,854) (4,269) Other, net (61,427) (26,020) (19,073) (8,771) (5,098) Provision for income taxes 27,340 (61,610) (34,338) (94,916) (65,944) Net (income) loss attributable to noncontrolling interests (801) (1,311) (941) 2,397 859 Net income / (loss) attributable to Expedia, Inc. $ (2,584,872) $ 80,286 $ 40,902 $ 147,395 $ 96,089

Tabular Reconciliations For Non-GAAP Data Adjusted Earnings Before Interest, Taxes, Depreciation & Amortization Year Ended Dec. 31, 2005 Year Ended Dec. 31, 2006 Year Ended Dec. 31, 2007 Year Ended Dec. 31, 2008 Adjusted EBITDA 677,886 647,797 729,013 774,574 Depreciation (50,445) (48,779) (59,526) (76,800) Amortization of intangible assets (126,067) (110,766) (77,569) (69,436) Amortization of non-cash distribution and marketing (12,597) (9,638) - - Stock-based compensation (91,725) (80,285) (62,849) (61,291) Impairment of goodwill - - - (2,762,100) Impairment of intangible and other long-lived assets - (47,000) - (233,900) Operating income / (loss) 397,052 351,329 529,069 (2,428,953) Interest income (expense), net 48,673 14,799 (13,478) (41,573) Other, net (8,428) 18,770 (18,607) (44,178) Write-off of long-term investment (23,426) - - - Provision for income taxes (185,977) (139,451) (203,114) (5,966) Net (income) loss attributable to noncontrolling interests 836 (513) 1,994 2,907 Net income / (loss) attributable to Expedia, Inc. $ 228,730 $ 244,934 $ 295,864 $(2,517,763)

Tabular Reconciliations For Non-GAAP Data Free Cash Flow ($000's) TTM 3.07 TTM 6.07 TTM 9.07 TTM 12.07 TTM 3.08 Net cash provided by operating activities 703,569 831,140 859,228 712,069 737,792 Less: capital expenditures (97,925) (97,576) (82,671) (86,658) (101,514) Free cash flow 605,644 733,564 776,557 625,411 636,278 TTM 6.08 TTM 9.08 TTM 12.08 TTM 3.09 TTM 6.09 Net cash provided by operating activities 660,510 514,242 520,688 458,913 494,184 Less: capital expenditures (118,417) (148,022) (159,827) (150,025) (131,146) Free cash flow 542,093 366,220 360,861 308,888 363,038 TTM = Trailing Twelve Month periods ended (c) 2009 Expedia, Inc. All rights reserved. Trademarks and logos are property of their respective owners.